ARTICLES OF AMENDMENT

OF

NUVEEN INVESTMENT FUNDS, INC.

The undersigned officer of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation, hereby certifies that the following amendments to the Corporation’s Articles of Incorporation have been advised by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in the manner required by the Maryland General Corporation Law, such amendment to become effective June 14, 2019 at the Effective Time referred to below:

WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940, as amended and offers its shares to the public in several classes (i.e., series), each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interests of the holders of the Class I shares of the Corporation (also known as “Nuveen Core Bond Fund”) that the assets belonging to such class be transferred to TIAA-CREF Bond Fund, a series of TIAA-CREF Funds, a Delaware statutory trust (the “Trust”), in exchange for shares of beneficial interest in TIAA-CREF Bond Fund, which are to be delivered to the Nuveen Core Bond Fund holders;

WHEREAS, it is desirable and in the best interests of the holders of the Class B shares of the Corporation (also known as “Nuveen Core Plus Bond Fund”) that the assets belonging to such class be transferred to TIAA-CREF Bond Plus Fund, a series of the Trust, in exchange for shares of beneficial interest in TIAA-CREF Bond Plus Fund, which are to be delivered to the Nuveen Core Plus Bond Fund holders;

WHEREAS, it is desirable and in the best interests of the holders of the Class FFF shares of the Corporation (also known as “Nuveen Inflation Protected Securities Fund”) that the assets belonging to such class be transferred to TIAA-CREF Inflation-Linked Bond Fund, a series of the Trust, in exchange for shares of beneficial interest in TIAA-CREF Inflation-Linked Bond Fund, which are to be delivered to the Nuveen Inflation Protected Securities Fund holders;

WHEREAS, it is desirable and in the best interests of the holders of the Class J shares of the Corporation (also known as “Nuveen Short Term Bond Fund”) that the assets belonging to such class be transferred to TIAA-CREF Short-Term Bond Fund, a series of the Trust, in exchange for shares of beneficial interest in TIAA-CREF Short-Term Bond Fund, which are to be delivered to the Nuveen Short Term Bond Fund holders;

WHEREAS, the Corporation and the Trust have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, in order to bind all holders of shares of a Target Fund to the foregoing transactions and as set forth in the Agreement and Plan of Reorganization, and in particular to bind such holders to the exchange of their shares of a Target Fund for shares of beneficial interest in an Acquiring Fund, it is necessary to adopt an amendment to the Corporation’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that effective as of the Effective Time referred to below, the Corporation’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(KK), Article IV(LL), Article IV(MM), Article IV(NN) and Article IV(OO) immediately following Article IV(JJ) thereof:

Article IV(KK). (a) For purposes of this Article IV(KK), the following terms shall have the following meanings:

“Acquiring Fund” means TIAA-CREF Core Bond Fund, a series of the Trust.

“Acquiring Fund Advisor Shares” means the Acquiring Fund’s Advisor Class shares of beneficial interest.

“Acquiring Fund Institutional Shares” means the Acquiring Fund’s Institutional Class shares of beneficial interest.

“Acquiring Fund Retail Shares” means the Acquiring Fund’s Retail Class shares of beneficial interest.

“Class A Target Fund Shares” means the Corporation’s Class I Common Shares.

“Class C Target Fund Shares” means the Corporation’s Class I, Series 4 Common Shares.

“Class I Target Fund Shares” means the Corporation’s Class I, Series 2 Common Shares.

“Class R6 Target Fund Shares” means the Corporation’s Class I, Series 6 Common Shares.

“Closing” means the occurrence of the transactions set forth in (b) and (c) below on the Closing Date.

“Closing Date” means June 14, 2019.

“Corporation” means this corporation.

“Effective Time” means immediately after the Valuation Time on the Closing Date.

“Plan” means the Agreement and Plan of Reorganization dated June 14, 2019 on behalf of the Acquiring Fund and the Target Fund.

“Target Fund” means the Corporation’s Nuveen Core Bond Fund, which is represented by the Corporation’s Class I shares.

“Trust” means TIAA-CREF Funds, a Delaware statutory trust.

“Valuation Time” means the close of regular trading on the New York Stock Exchange on the Closing Date.

(b)    As of the Effective Time, the Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

(c)    As of the Effective Time, the Acquiring Fund will: (i) deliver to the Target Fund the number of full and fractional Acquiring Fund Advisor Shares, Acquiring Fund Institutional Shares and Acquiring Fund Retail Shares, computed in the manner set forth in (d) below; and (ii) assume all the liabilities of the Target Fund not discharged by the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in the Plan or herein.

(d)    The number of Acquiring Fund Advisor Shares to be delivered to holders of Class I Target Fund Shares, the number of Acquiring Fund Institutional Shares to be delivered to holders of Class R6 Target Fund Shares and the number of Acquiring Fund Retail Shares to be delivered to holders of Class A Target Fund Shares and to holders of Class C Target Fund Shares shall be determined as follows:

(i)    Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in (b) and (c) above, shall be determined with respect to Class I, Class R6, Class A and Class C of the Target Fund Shares by dividing the value of the assets net of liabilities with respect to each such class of shares determined in accordance with (ii) below by the net asset value of an Acquiring Fund share of the corresponding class as of the Valuation Time determined in accordance with (iv) below.

(ii)    The value of the Target Fund’s assets and liabilities shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen open-end funds adopted by the Board of Directors of the Corporation and the Board of Trustees of the Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

(iii)    The net assets per share per class of Acquiring Fund Shares shall be the net asset value per share for such class using the valuation procedures set forth in (d)(ii) above.

(iv)    As of the Effective Time, the Target Fund will distribute the Acquiring Fund Shares received pursuant to (c) above to its shareholders of record, determined as of the time of such distribution (the “Target Fund Shareholders”), on a pro rata basis within that class: Acquiring Fund Advisor Shares to Class I Target Fund Shareholders, Acquiring Fund

Institutional Shares to Class R6 Target Fund Shareholders and Acquiring Fund Retail Shares to Class A Target Fund Shareholders and Class C Target Fund Shareholders. Such distribution will be accomplished with respect to Class I, Class R6, Class A and Class C Target Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Target Fund shall be cancelled on the books of the Target Fund and retired.

(e)    From and after the Effective Time, the Target Fund shares cancelled and retired pursuant to paragraph (d)(iv) above shall have the status of authorized and unissued common shares of the Corporation, without designation as to series.

Article IV(LL). (a) For purposes of this Article IV(LL), the following terms shall have the following meanings:

“Acquiring Fund” means TIAA-CREF Bond Plus Fund, a series of the Trust.

“Acquiring Fund Advisor Shares” means the Acquiring Fund’s Advisor Class shares of beneficial interest.

“Acquiring Fund Institutional Shares” means the Acquiring Fund’s Institutional Class shares of beneficial interest.

“Acquiring Fund Retail Shares” means the Acquiring Fund’s Retail Class shares of beneficial interest.

“Class A Target Fund Shares” means the Corporation’s Class B Common Shares.

“Class C Target Fund Shares” means the Corporation’s Class B, Series 4 Common Shares.

“Class I Target Fund Shares” means the Corporation’s Class B, Series 2 Common Shares.

“Class R3 Target Fund Shares” means the Corporation’s Class B, Series 5 Common Shares.

“Class R6 Target Fund Shares” means the Corporation’s Class B, Series 6 Common Shares.

“Closing” means the occurrence of the transactions set forth in (b) and (c) below on the Closing Date.

“Closing Date” means June 14, 2019.

“Corporation” means this corporation.

“Effective Time” means immediately after the Valuation Time on the Closing Date.

“Plan” means the Agreement and Plan of Reorganization dated June 14, 2019 on behalf of the Acquiring Fund and the Target Fund.

“Target Fund” means the Corporation’s Nuveen Core Plus Bond Fund, which is represented by the Corporation’s Class B shares.

“Trust” means TIAA-CREF Funds, a Delaware statutory trust.

“Valuation Time” means the close of regular trading on the New York Stock Exchange on the Closing Date.

(b)    As of the Effective Time, the Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

(c)    As of the Effective Time, the Acquiring Fund will: (i) deliver to the Target Fund the number of full and fractional Acquiring Fund Advisor Shares, Acquiring Fund Institutional Shares and Acquiring Fund Retail Shares, computed in the manner set forth in (d) below; and (ii) assume all the liabilities of the Target Fund not discharged by the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in the Plan or herein.

(d)    The number of Acquiring Fund Advisor Shares to be delivered to holders of Class I Target Fund Shares, the number of Acquiring Fund Institutional Shares to be delivered to holders of Class R6 Target Fund Shares and the number of Acquiring Fund Retail Shares to be delivered to holders of Class A Target Fund Shares, to holders of Class C Target Fund Shares and to holders of Class R3 Target Fund Shares shall be determined as follows:

(i)    Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in (b) and (c) above, shall be determined with respect to Class I, Class R6, Class A, Class C and Class R3 of the Target Fund Shares by dividing the value of the assets net of liabilities with respect to each such class of shares determined in accordance with (ii) below by the net asset value of an Acquiring Fund share of the corresponding class as of the Valuation Time determined in accordance with (iv) below.

(ii)    The value of the Target Fund’s assets and liabilities shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen open-end funds adopted by the Board of Directors of the Corporation and the Board of Trustees of the Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

(iii)    The net assets per share per class of Acquiring Fund Shares shall be the net asset value per share for such class using the valuation procedures set forth in (d)(ii) above.

(iv)    As of the Effective Time, the Target Fund will distribute the Acquiring Fund Shares received pursuant to (c) above to its shareholders of record, determined as of the time of such distribution (the “Target Fund Shareholders”), on a pro rata basis within that class: Acquiring Fund Advisor Shares to Class I Target Fund Shareholders, Acquiring Fund Institutional Shares to Class R6 Target Fund Shareholders and Acquiring Fund Retail Shares to Class A Target Fund Shareholders, Class C Target Fund Shareholders and Class R3 Target Fund Shareholders. Such distribution will be accomplished with respect to Class I, Class R6, Class A, Class C and Class R3 Target Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Target Fund shall be cancelled on the books of the Target Fund and retired.

(e)    From and after the Effective Time, the Target Fund shares cancelled and retired pursuant to paragraph (d)(iv) above shall have the status of authorized and unissued common shares of the Corporation, without designation as to series.

Article IV(MM). Reserved.

Article IV(NN). (a) For purposes of this Article IV(NN), the following terms shall have the following meanings:

“Acquiring Fund” means TIAA-CREF Inflation-Linked Bond Fund, a series of the Trust.

“Acquiring Fund Advisor Shares” means the Acquiring Fund’s Advisor Class shares of beneficial interest.

“Acquiring Fund Institutional Shares” means the Acquiring Fund’s Institutional Class shares of beneficial interest.

“Acquiring Fund Retail Shares” means the Acquiring Fund’s Retail Class shares of beneficial interest.

“Class A Target Fund Shares” means the Corporation’s Class FFF Common Shares.

“Class C Target Fund Shares” means the Corporation’s Class FFF, Series 2 Common Shares.

“Class I Target Fund Shares” means the Corporation’s Class FFF, Series 4 Common Shares.

“Class R3 Target Fund Shares” means the Corporation’s Class FFF, Series 3 Common Shares.

“Class R6 Target Fund Shares” means the Corporation’s Class FFF, Series 5 Common Shares.

“Closing” means the occurrence of the transactions set forth in (b) and (c) below on the Closing Date.

“Closing Date” means June 14, 2019.

“Corporation” means this corporation.

“Effective Time” means immediately after the Valuation Time on the Closing Date.

“Plan” means the Agreement and Plan of Reorganization dated June 14, 2019 on behalf of the Acquiring Fund and the Target Fund.

“Target Fund” means the Corporation’s Nuveen Inflation Protected Fund, which is represented by the Corporation’s Class FFF shares.

“Trust” means TIAA-CREF Funds, a Delaware statutory trust.

“Valuation Time” means the close of regular trading on the New York Stock Exchange on the Closing Date.

(b)    As of the Effective Time, the Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

(c)    As of the Effective Time, the Acquiring Fund will: (i) deliver to the Target Fund the number of full and fractional Acquiring Fund Advisor Shares, Acquiring Fund Institutional Shares and Acquiring Fund Retail Shares, computed in the manner set forth in (d) below; and (ii) assume all the liabilities of the Target Fund not discharged by the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in the Plan or herein.

(d)    The number of Acquiring Fund Advisor Shares to be delivered to holders of Class I Target Fund Shares, the number of Acquiring Fund Institutional Shares to be delivered to holders of Class R6 Target Fund Shares and the number of Acquiring Fund Retail Shares to be delivered to holders of Class A Target Fund Shares, to holders of Class C Target Fund Shares and to holders of Class R3 Target Fund Shares shall be determined as follows:

(i)    Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in (b) and (c) above, shall be determined with respect to Class I, Class R6, Class A, Class C and Class R3 of the Target Fund Shares by dividing the value of the assets net of liabilities with respect to each such class of shares determined in accordance with (ii) below by the net asset value of an Acquiring Fund share of the corresponding class as of the Valuation Time determined in accordance with (iv) below.

(ii)    The value of the Target Fund’s assets and liabilities shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen open-end funds adopted by the Board of Directors of the Corporation and the Board of Trustees of the Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

(iii)    The net assets per share per class of Acquiring Fund Shares shall be the net asset value per share for such class using the valuation procedures set forth in (d)(ii) above.

(iv)    As of the Effective Time, the Target Fund will distribute the Acquiring Fund Shares received pursuant to (c) above to its shareholders of record, determined as of the time of such distribution (the “Target Fund Shareholders”), on a pro rata basis within that class: Acquiring Fund Advisor Shares to Class I Target Fund Shareholders, Acquiring Fund Institutional Shares to Class R6 Target Fund Shareholders and Acquiring Fund Retail Shares to

Class A Target Fund Shareholders, Class C Target Fund Shareholders and Class R3 Target Fund Shareholders. Such distribution will be accomplished with respect to Class I, Class R6, Class A, Class C and Class R3 Target Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Target Fund shall be cancelled on the books of the Target Fund and retired.

(e)    From and after the Effective Time, the Target Fund shares cancelled and retired pursuant to paragraph (d)(iv) above shall have the status of authorized and unissued common shares of the Corporation, without designation as to series.

Article IV(OO). (a) For purposes of this Article IV(OO), the following terms shall have the following meanings:

“Acquiring Fund” means TIAA-CREF Short-Term Bond Fund, a series of the Trust.

“Acquiring Fund Advisor Shares” means the Acquiring Fund’s Advisor Class shares of beneficial interest.

“Acquiring Fund Institutional Shares” means the Acquiring Fund’s Institutional Class shares of beneficial interest.

“Acquiring Fund Retail Shares” means the Acquiring Fund’s Retail Class shares of beneficial interest.

“Class A Target Fund Shares” means the Corporation’s Class J Common Shares.

“Class C Target Fund Shares” means the Corporation’s Class J, Series 4 Common Shares.

“Class I Target Fund Shares” means the Corporation’s Class J, Series 2 Common Shares.

“Class R3 Target Fund Shares” means the Corporation’s Class J, Series 5 Common Shares.

“Class R6 Target Fund Shares” means the Corporation’s Class J, Series 6 Common Shares.

“Closing” means the occurrence of the transactions set forth in (b) and (c) below on the Closing Date.

“Closing Date” means June 14, 2019.

“Corporation” means this corporation.

“Effective Time” means immediately after the Valuation Time on the Closing Date.

“Plan” means the Agreement and Plan of Reorganization dated June 14, 2019 on behalf of the Acquiring Fund and the Target Fund.

“Target Fund” means the Corporation’s Nuveen Short Term Bond Fund, which is represented by the Corporation’s Class J shares.

“Trust” means TIAA-CREF Funds, a Delaware statutory trust.

“Valuation Time” means the close of regular trading on the New York Stock Exchange on the Closing Date.

(b)    As of the Effective Time, the Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

(c)    As of the Effective Time, the Acquiring Fund will: (i) deliver to the Target Fund the number of full and fractional Acquiring Fund Advisor Shares, Acquiring Fund Institutional Shares and Acquiring Fund Retail Shares, computed in the manner set forth in (d) below; and (ii) assume all the liabilities of the Target Fund not discharged by the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in the Plan or herein.

(d)    The number of Acquiring Fund Advisor Shares to be delivered to holders of Class I Target Fund Shares, the number of Acquiring Fund Institutional Shares to be delivered to holders of Class R6 Target Fund Shares and the number of Acquiring Fund Retail Shares to be delivered to holders of Class A Target Fund Shares, to holders of Class C Target Fund Shares and to holders of Class R3 Target Fund Shares shall be determined as follows:

(i)    Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in (b) and (c) above, shall be determined with respect to Class I, Class R6, Class A, Class C and Class R3 of the Target Fund Shares by dividing the value of the assets net of liabilities with respect to each such class of shares determined in accordance with (ii) below by the net asset value of an Acquiring Fund share of the corresponding class as of the Valuation Time determined in accordance with (iv) below.

(ii)    The value of the Target Fund’s assets and liabilities shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen open-end funds adopted by the Board of Directors of the Corporation and the Board of Trustees of the Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

(iii)    The net assets per share per class of Acquiring Fund Shares shall be the net asset value per share for such class using the valuation procedures set forth in (d)(ii) above.

(iv)    As of the Effective Time, the Target Fund will distribute the Acquiring Fund Shares received pursuant to (c) above to its shareholders of record, determined as of the time of such distribution (the “Target Fund Shareholders”), on a pro rata basis within that class: Acquiring Fund Advisor Shares to Class I Target Fund Shareholders, Acquiring Fund Institutional Shares to Class R6 Target Fund Shareholders and Acquiring Fund Retail Shares to Class A Target Fund Shareholders, Class C Target Fund Shareholders and Class R3 Target Fund Shareholders. Such distribution will be accomplished with respect to Class I, Class R6, Class A, Class C and Class R3 Target Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Target Fund shall be cancelled on the books of the Target Fund and retired.

(e)    From and after the Effective Time, the Target Fund shares cancelled and retired pursuant to paragraph (d)(iv) above shall have the status of authorized and unissued common shares of the Corporation, without designation as to series.

The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on June 13, 2019.

NUVEEN INVESTMENT FUNDS, INC.

By:	/s/ Christopher M. Rohrbacher
Name: Christopher M. Rohrbacher Title: Vice President and Secretary

Witness:
/s/ Virginia O’Neal
Name: Virginia O’Neal Title: Assistant Secretary